Supplement dated June 1, 2008 to the Minnesota Life Variable Universal Life Account
Prospectus dated May 1, 2008

The section captioned "W&R Target Funds, Inc." on the inside cover page of the prospectus is supplemented as follows:

Effective June 1, 2008, contributions may be allocated to the following portfolio:

•  W&R Target International Value Portfolio

The section captioned "What variable investment options are available?" found on page 4 of the prospectus is supplemented as follows:

W&R Target Funds, Inc.
  W&R Target International Value Portfolio

The "Range of Annual Portfolio Operating Expenses" table found on page 8 of the prospectus is supplemented as follows:

Range of Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets including management fees, distribution (12b-1) fees and other expenses)*

Fee Description	Minimum	Maximum
Total Annual Portfolio Operating Expenses	0.46%	1.18%

*  The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

The table found on page 10 of the prospectus is supplemented as follows:

Fund/Portfolio	Investment Adviser	Investment Sub-Adviser
W&R Target Funds, Inc.:

W&R Target International Value Portfolio (Seeks long-term capital growth.)	Waddell & Reed Investment Management Company	Templeton Investment Counsel, LLC

This supplement should be retained for future reference.

F68685 6-2008